UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 25, 2016 (May 20, 2016)

Gladstone Commercial Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33097	02-0681276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 100 McLean, Virginia		22102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On May 20, 2016, Gladstone Commercial Corporation (the “Company”) entered into purchase agreements with certain institutional and retail investors pursuant to which the Company agreed to sell a total of 1,043,725 shares of its newly created 7.00% Series D Cumulative Redeemable Preferred Stock, par value $0.001 per share, with a liquidation preference of $25.00 per share (the “Series D Preferred Stock”), in a registered direct placement at a purchase price of $25.00 per share. The offering is expected to close on May 25, 2016 and the Company’s total net proceeds from the offering, after deducting the placement agent’s fee and other estimated offering expenses, are expected to be approximately $25.1 million. The Company intends to use the net proceeds from the offering to partially redeem shares of its 7.125% Series C Cumulative Term Preferred Stock (“Series C Preferred Stock”).

In connection with the offering, the Company entered into a placement agent agreement dated May 20, 2016 with CSCA Capital Advisors, LLC (“CSCA”) pursuant to which CSCA agreed to act as the Company’s placement agent. As placement agent, CSCA will receive a placement agent fee equal to 3.125% of the gross proceeds from the offering.

The shares of Series D Preferred Stock were offered and sold pursuant to the Company’s prospectus supplement dated May 20, 2016 (the “Prospectus Supplement”), which supplements the Company’s prospectus filed with the Securities and Exchange Commission (the “SEC”) pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-208953), filed with the SEC on January 11, 2016, and declared effective on February 1, 2016 (the “Registration Statement”). The Series D Preferred Stock ranks on parity with the Company’s outstanding 7.75% Series A Cumulative Redeemable Preferred Stock, 7.50% Series B Cumulative Redeemable Preferred Stock and Series C Preferred Stock with respect to dividend rights and rights upon liquidation, dissolution or winding up. The Series D Preferred Stock is described in the Company’s Registration Statement and the Prospectus Supplement.

The foregoing summaries of the terms of the purchase agreements and placement agent agreement are only a brief description of certain terms therein, do not purport to be a complete description of the rights and obligations of the parties thereunder, and are qualified in their entirety by such documents attached hereto. A copy of the form of purchase agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein. A copy of the placement agent agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

Item 3.03 Material Modifications to Rights of Security Holders.

On May 23, 2016, the Company also filed with the Maryland Department Articles Supplementary (the “Articles Supplementary”) (i) setting forth the rights, preferences and terms of the Series D Preferred Stock and (ii) reclassifying and designating 6,000,000 shares of the Company’s authorized and unissued shares of Common Stock as shares of Series D Preferred Stock. The reclassification decreased the number of shares classified as Common Stock from 38,500,000 shares immediately prior to the reclassification to 32,500,000 shares immediately after the reclassification. The foregoing description of the Articles Supplementary is qualified in its entirety by reference to the Articles Supplementary, a copy of which is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

After giving effect to the filing of the Articles Supplementary on May 23, 2016, the authorized capital stock of the Company consists of 32,500,000 shares of Common Stock, 4,450,000 shares of Senior Common Stock, 2,600,000 shares of Series A Preferred Stock, 2,750,000 shares of Series B Preferred Stock, 1,700,000 shares of Series C Preferred Stock and 6,000,000 shares of Series D Preferred Stock.

On May 23, 2016, the Company, through its ownership of GCLP Business Trust II, the general partner of Gladstone Commercial Limited Partnership, the operating partnership of the Company (the “Operating Partnership”), adopted a Schedule (the “Schedule”) to its First Amended and Restated Agreement of Limited Partnership, as amended from time to time (the “Partnership Agreement”), establishing the rights, privileges and preferences of 7.00% Series D Cumulative Redeemable Preferred Units, a newly designated class of limited partnership interests (the “Series D Preferred Units”). The Schedule provides for the Operating Partnership’s establishment and issuance of an equal number of Series D Preferred Units as are issued by the Company in connection with the Company’s offering of Series D Preferred Stock upon the Company’s contribution to the Operating Partnership of the net proceeds of the Series D Preferred Stock offering. Generally, the Series D Preferred Units provided for under the Schedule have preferences, distribution rights and other provisions substantially equivalent to those of the Company’s Series D Preferred Stock. The foregoing description of the Schedule is qualified in its entirety by reference to the Schedule, which is filed as Exhibit 10.2 and is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 above with respect to the Articles Supplementary is incorporated in this Item 5.03 in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Placement Agent Agreement dated May 20, 2016 by and between Gladstone Commercial Corporation and CSCA Capital Advisors, LLC.

3.1	Articles Supplementary.

4.1	Form of Certificate for 7.00% Series D Cumulative Redeemable Preferred Stock

5.1	Opinion of Venable LLP.

8.1	Tax Opinion of Bass, Berry & Sims, PLC.

10.1	Form of Purchase Agreement.

10.2	Gladstone Commercial Limited Partnership Amended Schedule 4.2(a)(5) to First Amended and Restated Agreement of Limited Partnership: Designation of 7.00% Series D Cumulative Redeemable Preferred Units.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Bass, Berry & Sims, PLC (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Commercial Corporation

May 25, 2016	By:	/s/ Danielle Jones
Danielle Jones
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Placement Agent Agreement dated May 20, 2016 by and between Gladstone Commercial Corporation and CSCA Capital Advisors, LLC.

3.1	Articles Supplementary.

4.1	Form of Certificate for 7.00% Series D Cumulative Redeemable Preferred Stock

5.1	Opinion of Venable LLP.

8.1	Tax Opinion of Bass, Berry & Sims, PLC.

10.1	Form of Purchase Agreement.

10.2	Gladstone Commercial Limited Partnership Amended Schedule 4.2(a)(5) to First Amended and Restated Agreement of Limited Partnership: Designation of 7.00% Series D Cumulative Redeemable Preferred Units.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Bass, Berry & Sims, PLC (included in Exhibit 8.1).